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                                                                      (h)(2)(i)

                                    FORM OF

December 4, 2007

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

   Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Equity Dividend Fund (the "Fund"), a newly established series of ING Equity Trust, effective December 4, 2007, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Fund to the Amended and Restated Exhibit A of the Agreement. This Amended and Restated Exhibit A supersedes the previous Amended and Restated Exhibit A dated October 15, 2007.

   The Amended and Restated Exhibit A has also been updated to reflect the name change of ING Principal Protection Fund IV to ING Index Plus LargeCap Equity Fund IV.

   Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Fund by signing below.

                                           Very sincerely,

                                           By:
                                                  ------------------------------
                                           Name:  Robert Terris
                                           Title: Senior Vice President
                                                  ING Equity Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:
       --------------------------
Name:  Nick Horvath
Title: Director of Operations

7337 E. Doubletree Ranch Rd.                 Tel: 480-477-3000 ING Equity Trust
Scottsdale, AZ 85258-2034                    Fax: 480-477-2700
                                             www.ingfunds.com

                        AMENDED AND RESTATED EXHIBIT A

                              with respect to the

                               AGENCY AGREEMENT

                                    between

                                   THE FUNDS

                                      and

                               DST SYSTEMS, INC.

                                            Type of        State of     Taxpayer
Taxpayer/Fund Name                        Organization   Organization   I.D. No.
------------------                       --------------- ------------- ----------

ING Corporate Leaders Trust Fund         Trust           New York      13-6061925

ING Equity Trust
                                         Business Trust  Massachusetts    N/A
   ING Equity Dividend Fund                                            26-1430152
   ING Financial Services Fund                                         95-4020286
   ING Fundamental Research Fund                                       20-3735519
   ING Index Plus LargeCap Equity Fund                                 86-1033467
   ING Index Plus LargeCap Equity Fund
     II                                                                86-1039030
   ING Index Plus LargeCap Equity Fund
     III                                                               86-1049217
   ING Index Plus LargeCap Equity Fund
     IV                                                                82-0540557
   ING LargeCap Growth Fund                                            33-0733557
   ING LargeCap Value Fund                                             20-0437128
   ING MidCap Opportunities Fund                                       06-1522344
   ING Opportunistic LargeCap Fund                                     20-3736397
   ING Principal Protection Fund V                                     27-0019774
   ING Principal Protection Fund VI                                    48-1284684
   ING Principal Protection Fund VII                                   72-1553495
   ING Principal Protection Fund VIII                                  47-0919259
   ING Principal Protection Fund IX                                    20-0453800
   ING Principal Protection Fund X                                     20-0584080
   ING Principal Protection Fund XI                                    20-0639761
   ING Principal Protection Fund XII                                   20-1420367
   ING Principal Protection Fund XIII                                  20-1420401
   ING Principal Protection Fund XIV                                   20-1420432
   ING Real Estate Fund                                                23-2867180
   ING SmallCap Opportunities Fund                                     04-2886856
   ING SmallCap Value Choice Fund                                      20-2024826
   ING Value Choice Fund                                               20-2024800

ING Funds Trust                          Statutory Trust Delaware         N/A
   ING Classic Money Market Fund                                       23-2978935
   ING GNMA Income Fund                                                22-2013958

                                            Type of       State of     Taxpayer
Taxpayer/Fund Name                        Organization  Organization   I.D. No.
------------------                       -------------- ------------- ----------

   ING Funds Trust (cont.)
   ING High Yield Bond Fund                                           23-2978938
   ING Institutional Prime Money Market
     Fund                                                             20-2990793
   ING Intermediate Bond Fund                                         52-2125227
   ING National Tax-Exempt Bond Fund                                  23-2978941

ING Investment Funds, Inc.
                                         Corporation    Maryland         N/A
   ING MagnaCap Fund                                                  22-1891924

ING Investors Trust
                                         Business Trust Massachusetts    N/A
   ING AllianceBernstein Mid Cap Growth
     Portfolio                                                        51-0380290
   ING American Funds Bond Portfolio                                  26-1124964
   ING American Funds Growth Portfolio                                55-0839555
   ING American Funds Growth-Income
     Portfolio                                                        55-0839542
   ING American Funds International
     Portfolio                                                        55-0839552
   ING BlackRock Large Cap Growth
     Portfolio                                                        02-0558346
   ING BlackRock Large Cap Value
     Portfolio                                                        02-0558367
   ING BlackRock Inflation Protected
     Bond Portfolio                                                   20-8798165
   ING Capital Guardian U.S. Equities
     Portfolio                                                        23-3027332
   ING Disciplined Small Cap Value
     Portfolio                                                        20-4411788
   ING EquitiesPlus Portfolio                                         20-3606554
   ING Evergreen Health Sciences
     Portfolio                                                        20-0573913
   ING Evergreen Omega Portfolio                                      20-0573935
   ING FMRSM Diversified Mid Cap
     Portfolio                                                        25-6725709
   ING FMRSM Earnings Growth Portfolio                                20-1794099
   ING FMRSM Mid Cap Growth Portfolio                                 51-0380288
   ING Focus 5 Portfolio                                              26-0474637
   ING Franklin Income Portfolio                                      20-4411383
   ING Franklin Mutual Shares Portfolio                               20-8798204
   ING Franklin Templeton Founding
     Strategy Portfolio                                               20-8798288
   ING Global Real Estate Portfolio                                   20-3602480
   ING Global Resources Portfolio                                     95-6895627
   ING Global Technology Portfolio                                    23-3074142
   ING International Growth
     Opportunities Portfolio                                          23-3074140
   ING Janus Contrarian Portfolio                                     23-3054937
   ING JPMorgan Emerging Markets Equity
     Portfolio                                                        52-2059121
   ING JPMorgan Small Cap Equity
     Portfolio                                                        02-0558352
   ING JPMorgan Value Opportunities
     Portfolio                                                        20-1794128
   ING Julius Baer Foreign Portfolio                                  02-0558388
   ING Legg Mason Value Portfolio                                     23-3054962
   ING LifeStyle Conservative Portfolio                               26-0475378
   ING LifeStyle Aggressive Growth
     Portfolio                                                        20-0573999

                                             Type of        State of     Taxpayer
Taxpayer/Fund Name                         Organization   Organization   I.D. No.
------------------                        --------------- ------------- ----------

   ING Investors Trust (cont.)
   ING LifeStyle Growth Portfolio                                       20-0573986
   ING LifeStyle Moderate Growth
     Portfolio                                                          20-0573968
   ING LifeStyle Moderate Portfolio                                     20-0573946
   ING Limited Maturity Bond Portfolio                                  95-6895624
   ING Liquid Assets Portfolio                                          95-6891032
   ING Lord Abbett Affiliated Portfolio                                 23-3027331
   ING MarketPro Portfolio                                              20-2990523
   ING MarketStyle Growth Portfolio                                     20-2990561
   ING MarketStyle Moderate Growth
     Portfolio                                                          20-2990595
   ING MarketStyle Moderate Portfolio                                   20-2990628
   ING Marsico Growth Portfolio                                         51-0380299
   ING Marsico International
     Opportunities Portfolio                                            20-1794156
   ING MFS Total Return Portfolio                                       51-0380289
   ING MFS Utilities Portfolio                                          20-2455961
   ING Oppenheimer Main Street
     Portfolio(R)                                                       51-0380300
   ING PIMCO Core Bond Portfolio                                        51-0380301
   ING PIMCO High Yield Portfolio                                       02-0558398
   ING Pioneer Equity Income Portfolio                                  20-8642546
   ING Pioneer Fund Portfolio                                           20-1487161
   ING Pioneer Mid Cap Value Portfolio                                  20-1487187
   ING Stock Index Portfolio                                            55-0839540
   ING T. Rowe Price Capital
     Appreciation Portfolio                                             95-6895626
   ING T. Rowe Price Equity Income
     Portfolio                                                          95-6895630
   ING Templeton Global Growth Portfolio                                51-0377646
   ING UBS U.S. Allocation Portfolio                                    23-3054961
   ING Van Kampen Capital Growth
     Portfolio                                                          02-0558376
   ING Van Kampen Global Franchise
     Portfolio                                                          02-0558382
   ING Van Kampen Growth and Income
     Portfolio                                                          13-3729210
   ING Van Kampen Real Estate Portfolio                                 95-6895628
   ING VP Index Plus International
     Equity Portfolio                                                   20-2990679
   ING Wells Fargo Mid Cap Disciplined
     Portfolio                                                          13-6990661
   ING Wells Fargo Small Cap
     Disciplined Portfolio                                              20-3602389

ING Mayflower Trust                       Business Trust  Massachusetts    N/A
   ING International Value Fund                                         06-1472910

ING Mutual Funds
                                          Statutory Trust Delaware         N/A
   ING Asia-Pacific Real Estate Fund                                    26-1095016
   ING Disciplined International
     SmallCap Fund                                                      20-5929531
   ING Diversified International Fund                                   20-3616995
   ING Emerging Countries Fund                                          33-0635177
   ING Emerging Markets Fixed Income
     Fund                                                               20-3617319
   ING European Real Estate Fund                                        26-1095315

                                               Type of      State of    Taxpayer
Taxpayer/Fund Name                           Organization Organization  I.D. No.
------------------                           ------------ ------------ ----------

   ING Mutual Funds (cont.)
   ING Foreign Fund                                                    72-1563685
   ING Global Bond Fund                                                20-4966196
   ING Global Equity Dividend Fund                                     55-0839557
   ING Global Natural Resources Fund                                   13-2855309
   ING Global Real Estate Fund                                         86-1028620
   ING Global Value Choice Fund                                        33-0552475
   ING Greater China Fund                                              20-3617281
   ING Index Plus International Equity Fund                            20-3617246
   ING International Capital Appreciation
     Fund                                                              20-3617270
   ING International Equity Dividend Fund                              20-8798239
   ING International Growth Opportunities
     Fund                                                              22-3278095
   ING International Real Estate Fund                                  20-3616901
   ING International SmallCap Fund                                     33-0591838
   ING International Value Choice Fund                                 20-2024764
   ING International Value Opportunities
     Fund                                                              20-8279164
   ING Russia Fund                                                     22-3430284

ING Partners, Inc.                           Corporation    Maryland      N/A
   ING American Century Large Company
     Value Portfolio                                                   52-2354157
   ING American Century Small-Mid Cap
     Value Portfolio                                                   45-0467862
   ING Baron Asset Portfolio                                           20-3606546
   ING Baron Small Cap Growth Portfolio                                75-3023525
   ING Columbia Small Cap Value II
     Portfolio                                                         20-3606562
   ING Davis New York Venture Portfolio                                52-2354160
   ING Fidelity(R) VIP Contrafund(R)
     Portfolio                                                         20-1351800
   ING Fidelity(R) VIP Equity Income
     Portfolio                                                         20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                               20-1352148
   ING Fundamental Research Portfolio                                  52-2354152
   ING JPMorgan International Portfolio                                06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                75-3023510
   ING Legg Mason Partners Aggressive
     Growth Portfolio                                                  06-1496052
   ING Legg Mason Partners Large Cap
     Growth Portfolio                                                  51-0457738
   ING Lord Abbett U.S. Government
     Securities Portfolio                                              20-3606442
   ING Neuberger Berman Partners Portfolio                             20-3606413

                                            Type of        State of     Taxpayer
Taxpayer/Fund Name                        Organization   Organization   I.D. No.
------------------                       --------------- ------------- ----------

   ING Partners, Inc. (cont.)
   ING Neuberger Berman Regency
     Portfolio                                                         20-3606426
   ING OpCap Balanced Value Portfolio                                  52-2354147
   ING Oppenheimer Global Portfolio                                    75-3023503
   ING Oppenheimer Strategic Income
     Portfolio                                                         20-1544721
   ING PIMCO Total Return Portfolio                                    75-3023517
   ING Pioneer High Yield Portfolio                                    20-3606502
   ING Solution 2015 Portfolio                                         20-2456044
   ING Solution 2025 Portfolio                                         47-0951928
   ING Solution 2035 Portfolio                                         20-2456104
   ING Solution 2045 Portfolio                                         20-2456138
   ING Solution Growth and Income
     Portfolio                                                         26-0239049
   ING Solution Growth Portfolio                                       26-0239133
   ING Solution Income Portfolio                                       20-2456008
   ING T. Rowe Price Diversified Mid
     Cap Growth Portfolio                                              52-2354156
   ING T. Rowe Price Growth Equity
     Portfolio                                                         06-1496081
   ING Templeton Foreign Equity
     Portfolio                                                         20-3606522
   ING Thornburg Value Portfolio                                       06-1496058
   ING UBS U.S. Large Cap Equity
     Portfolio                                                         06-1496055
   ING UBS U.S. Small Cap Growth
     Portfolio                                                         20-3736472
   ING Van Kampen Comstock Portfolio                                   75-3023521
   ING Van Kampen Equity and Income
     Portfolio                                                         52-2354153
                                         Business Trust  Massachusetts

ING Prime Rate Trust                                                   95-6874587
                                         Statutory Trust Delaware

ING Senior Income Fund                                                 86-1011668
                                         Statutory Trust Delaware

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                   20-8949559
   ING SPorts Core Plus Fixed Income
     Fund                                                              20-8949653
                                         Statutory Trust Delaware

ING Variable Insurance Trust                                              N/A
   ING GET U.S. Core Portfolio - Series
     1                                                                 43-2007006
   ING GET U.S. Core Portfolio - Series
     2                                                                 41-2107140
   ING GET U.S. Core Portfolio - Series
     3                                                                 32-0090501
   ING GET U.S. Core Portfolio - Series
     4                                                                 32-0090502
   ING GET U.S. Core Portfolio - Series
     5                                                                 32-0090504
   ING GET U.S. Core Portfolio - Series
     6                                                                 32-0090505
   ING GET U.S. Core Portfolio - Series
     7                                                                 83-0403223
   ING GET U.S. Core Portfolio - Series
     8                                                                 20-1420513
   ING GET U.S. Core Portfolio - Series
     9                                                                 20-1420578

                                             Type of       State of     Taxpayer
Taxpayer/Fund Name                         Organization  Organization   I.D. No.
------------------                        -------------- ------------- ----------

   ING Variable Insurance Trust (cont.)
   ING GET U.S. Core Portfolio - Series
     10                                                                20-2936139
   ING GET U.S. Core Portfolio - Series
     11                                                                20-2936166
   ING GET U.S. Core Portfolio - Series
     12                                                                20-2936189
   ING GET U.S. Core Portfolio - Series
     13                                                                20-4949294
   ING GET U.S. Core Portfolio - Series
     14                                                                20-5929257
   ING VP Global Equity Dividend
     Portfolio                                                         25-6705433
                                          Business Trust Massachusetts

ING Variable Products Trust                                               N/A
   ING VP Financial Services Portfolio                                 86-1028316
   ING VP High Yield Bond Portfolio                                    06-6396995
   ING VP International Value Portfolio                                06-6453493
   ING VP MidCap Opportunities Portfolio                               06-6493760
   ING VP Real Estate Portfolio                                        20-0453833
   ING VP SmallCap Opportunities
     Portfolio                                                         06-6397002